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                                                                    EXHIBIT 23.3

The Board of Directors
ePlus inc.:


We consent to the use of our report included herein and to the reference of our firm under the heading "Experts" in Amendment No. 1 to the prospectus/registration statement.


                                                       /s/ KPMG
                                       -----------------------------------------
                                                         KPMG

Raleigh, North Carolina

March 3, 2000